SCHEDULE 14A
                                   (Rule 14a-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT

                                SCHEDULE 14A INFORMATION
                          Proxy Statement Pursuant to Section
                     14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[    ]  Preliminary Proxy Statement
[    ]  Definitive Proxy Statement
[  X ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[    ]  Confidential, For Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))

                           STEINROE VARIABLE INVESTMENT TRUST
                    ------------------------------------------------
                    (Name of Registrant as Specified In Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment   of  Filing  Fee  (Check  the appropriate box):

[ X ]  No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)   Title of each class of securities to which transaction applies:

       2)   Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)   Proposed maximum aggregate value of transaction:

       5)   Total fee paid:

[ ] Fee paid previously with preliminary materials:

[    ]    Check box if any part of the fee is offset as  provided  by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount Previously Paid:

      2)  Form, Schedule or Registration Statement no.:

      3)  Filing Party:

      4)  Date Filed:

                       STEINROE VARIABLE INVESTMENT TRUST

                    STEIN ROE BALANCED FUND, VARIABLE SERIES
                  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
              STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES
               STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES
                  STEIN ROE MONEY MARKET FUND, VARIABLE SERIES

                SUPPLEMENT TO PROXY STATEMENT DATED MARCH 5, 2001


The following table at the top of page 27 is revised in its entirety as follows:

--------------- --------- ----------------------- --------------- ------------

                                                  Number of       Percentage
                Class                             Shares Owned    of Shares
Fund            of        Name and Address                        Owned
                Shares
--------------- --------- ----------------------- --------------- ------------
--------------- --------- ----------------------- --------------- ------------
Stein Roe       B         Colonial Management         51.840        100.00%
Small Company             Associates, Inc.
Growth Fund,              One Financial Center
VS                        Boston, MA 02111
--------------- --------- ----------------------- --------------- ------------




G-36/279F-0301                                                   March 16, 2001